Rule 497(e)
                                                               File No.  2-89550


                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company
                            Effective August 1, 2002

On page 7 of the prospectus under the heading "Eligible Fund Annual Expenses," please delete the disclosure provided regarding the American Century Equity Income Fund and replace with the following:

                                                                                   Total
Eligible Fund                                   Management        Other        Eligible Fund
                                                   Fees          Expenses         expenses
PIMCO Total Return2                                0.25%          0.43%            0.68%
Legg Mason Value Trust2                            0.66%          0.35%            1.01%

1For the PIMCO Total Return Fund, "Other Expenses" reflect an Administrative Fee of 0.18%.
2For the Legg Mason Value Trust, "Other Expenses" includes 0.25% distribution and/or service (12b-1) fees which reflect the amount to which directors have currently limited payments under the fund's distribution plans. Pursuant to the fund's distribution plan, the directors may increase the 12b-1 fees to 0.40% of average daily net assets without shareholder approval. The remaining component of "Other Expenses" is based on estimated expenses for the fiscal year ending March 31, 2002.

On page 9, under the heading "Examples," please delete the disclosure provided regarding the PIMCO Total Return Fund and the Legg Mason Value Trust and replace with the following:

If you make a total withdrawal at the end of the applicable time period, you would pay the following expense on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charge that is assessed as a daily deduction from the Investment Divisions and Contingent Deferred Sales Charge under any Group Contract:

Investment Division                         1 Year            3 Year            5 Year           10 Year
-------------------                         ------            ------            ------           -------
PIMCO Total Return                          $80.27            $125.77           $178.55          $288.56
Legg Mason Value Trust                      $83.67            $136.53           $197.50          $332.06

On page 10, under the heading "Examples," please delete the disclosure provided regarding the PIMCO Total Return fund and the Legg Mason Value Trust and replace with the following:

If you continue your interest under the Group contract, or if you elect to take annuity payments, at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charge that is assessed as a daily deduction from the Investment Divisions:

Investment Division                         1 Year            3 Year            5 Year           10 Year
-------------------                         ------            ------            ------           -------
PIMCO Total Return                          $20.27            $65.77            $118.55          $288.56
Legg Mason Value Trust                      $23.67            $76.53            $137.50          $332.06

On page 16, under the heading "Eligible Fund Investment Advisers, please delete the disclosure regarding "Legg Mason Equity Funds and replace with the following:

Legg Mason Value Trust is advised by Legg Mason Funds Management, Inc., 100 Light Street, Baltimore, Maryland 21202.